UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

‘Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to §240.14a-12

GAN LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:	Not applicable

(2)	Aggregate number of securities to which transaction applies:	Not applicable

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):	Not applicable

(4)	Proposed maximum aggregate value of transaction:

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[  ] Fee paid previously with preliminary materials:

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

GAN LIMITED

400 Spectrum Center Drive, Suite 1900

Irvine, CA 92618

June 10, 2021

Dear Shareholder:

On behalf of the Board of Directors and management, we cordially invite you to attend the 2021 Annual Meeting of Shareholders of GAN Limited (the “Annual Meeting”), to be held at our principal executive office at 400 Spectrum Center Drive, Suite 1900, Irvine, CA 92618, on Tuesday, July 20, 2021, at 10:00 a.m. (Pacific Time) or at any adjournment or postponement thereof.

At this meeting, shareholders will vote on matters set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. We also enclose, and encourage you to read, our annual report on Form 10-K (the “2020 Annual Report”), which includes information on our business, as well as our audited financial statements for the year ended December 31, 2020.

We are mailing a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) to most of our shareholders on or about June 10, 2021. The Notice of Availability contains instructions on how to access our proxy materials, including the Notice of Annual Meeting of Shareholders, Proxy Statement, 2020 Annual Report and a Proxy Card or voting instruction form and on how to cast your vote. The Notice of Availability also contains instructions on how to request a printed copy of our proxy materials. All shareholders who do not receive the Notice of Availability will receive a printed copy of the proxy materials.

Your vote is very important. Regardless of the number of shares you own, and whether or not you plan to attend the Annual Meeting, we hope that you will vote as soon as possible.

Thank you for your continued support and ownership of GAN Limited. We look forward to seeing you at the Annual Meeting.

Sincerely,

Todd McTavish Corporate Secretary

The Proxy Statement for the 2021 Annual Meeting of Shareholders, the Proxy Card and the 2020 Annual Report are available at www.proxyvote.com.

GAN LIMITED

400 Spectrum Center Drive, Suite 1900
Irvine, CA 92618

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
JULY 20, 2021

GAN Limited will hold its 2021 Annual Meeting of Shareholders (the “Annual Meeting”) on Tuesday, July 20, 2021, at 10:00 a.m. (Pacific Time) or any adjournment or postponement thereof, at our principal executive office at 400 Spectrum Center Drive, Suite 1900, Irvine, CA 92618.

The following items are on the agenda and are more fully described in the accompanying Proxy Statement:

1.	The election of two nominees as Class I directors to hold office until the 2024 Annual Meeting of Shareholders;
2.	The appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;
3.	The approval of the GAN Limited Employee Stock Purchase Plan; and
4.	Other business that may properly come before the Annual Meeting.

Our Board of Directors fixed May 21, 2021 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting.

We are mailing to our shareholders on or about June 10, 2021, a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and our Annual Report on Form 10-K for our fiscal year ended December 31, 2020, via the Internet and how to vote. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can request a printed copy of the proxy materials.

By Order of the Board of Directors,

Todd McTavish Corporate Secretary

June 10, 2021

Irvine, California

Whether or not you expect to attend the Annual Meeting, please vote as soon as possible to ensure your representation at the Annual Meeting. You may vote online, by phone, or if you have elected to receive printed proxy materials, by completing, signing, dating and returning the Proxy Card enclosed with your printed proxy materials. Even if you give your proxy, you may still vote in person if you attend the meeting. If a broker, bank or other nominee is the record holder of your shares, then you must obtain from the record holder a proxy issued in your name in order to vote at the Annual Meeting.

GAN LIMITED

400 Spectrum Center Drive, Suite 1900

Irvine, CA 92618

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 20, 2021

The Board of Directors of GAN Limited, a Bermuda exempted company limited by shares (“GAN”), is providing these proxy materials to you in connection with the solicitation of the accompanying proxy for use at our 2021 Annual Meeting of Shareholders (the “Annual Meeting”).

The Annual Meeting will be held at our principal executive office at 400 Spectrum Center Drive, Suite 1900, Irvine, CA 92618, on July 20, 2021, at 10:00 a.m. (Pacific Time) or at any adjournment or postponement thereof, for the purposes stated in this Proxy Statement.

On or about June 10, 2021 we are mailing a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) containing instructions on how to access our Proxy Statement and our Annual Report on Form 10-K for our fiscal year ended December 31, 2020 (the “2020 Annual Report”), via the Internet and how to vote online or by phone. The Notice of Availability also contains instructions on how you can receive a printed copy of the proxy materials.

This Proxy Statement summarizes certain information to assist you in voting in an informed manner.

All shareholders are cordially invited to attend the Annual Meeting in person. Whether you expect to attend the meeting or not, please vote as soon as possible.

-i-

THE PROXY PROCESS AND THE ANNUAL MEETING

The following discussion is intended to provide general information about the proxy process and the Annual Meeting under the rules and regulations of the Securities and Exchange Commission (the “SEC”). If you have questions about this Proxy Statement or the Annual Meeting, please contact our Corporate Secretary at: GAN Limited, 400 Spectrum Center Drive, Suite 1900, Irvine, CA 92618, Attention: Corporate Secretary, Telephone: (702) 964-5777.

2021 Annual Meeting of Shareholders

GAN LIMITED	July 20, 2021
400 Spectrum Center Drive, Suite 1900	10:00 a.m. Pacific Time
Irvine, CA 92618

The record date for the Annual Meeting is May 21, 2021 (the “Record Date”). Only shareholders of record as of the close of business on the Record Date are entitled to vote at the Annual Meeting. You are invited to vote on the proposals described in this Proxy Statement because you were a GAN shareholder on the Record Date. GAN is soliciting proxies for use at the Annual Meeting, including any postponements or adjournments.

Attending the Annual Meeting

If you are a shareholder of record as of the Record Date, you have the right to vote in person at the Annual Meeting. You will need to bring to the meeting either the Notice of Availability or any Proxy Card that is sent to you. Otherwise, you will be admitted only if we can verify your ownership of ordinary shares on the Record Date.

If you own shares held in street name, please bring with you to the meeting either the Notice of Availability or any voting instruction form that is sent to you, or your most recent brokerage statement or a letter from your bank, broker or other record holder indicating that you beneficially owned our ordinary shares on the Record Date. We can use that information to verify your beneficial ownership of ordinary shares and admit you to the meeting. Additionally, all persons will need to bring a valid government-issued photo ID to gain admission to the meeting.

Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the meeting, so that your vote will be counted if you later decide not to attend the Annual Meeting.

Purpose

At the Annual Meeting, our shareholders will vote on the following items:

1.	The election of two nominees for Class I Director to hold office until the 2024 Annual Meeting of Shareholders;

2.	The appointment of Grant Thornton LLP as our independent registered public accounting firm and statutory auditor for the fiscal year ending December 31, 2021;

3.	The approval of the GAN Limited Employee Stock Purchase Plan; and

4.	Other business that may properly come before the Annual Meeting.

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Proxy Materials

These proxy materials were first sent or made available to shareholders on June 10, 2021, and include:

●	Notice of Annual Meeting of Shareholders

●	This Proxy Statement for the Annual Meeting

●	GAN’s Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Annual Report”)

If you requested printed versions of these proxy materials by mail, these printed proxy materials also include the Proxy Card or voting instruction form for the Annual Meeting.

Internet Availability

GAN uses the Internet as the primary means of furnishing proxy materials to our shareholders. We are sending the Notice of Availability to our shareholders with instructions on how to access the proxy materials online or request a printed copy of the proxy materials.

Shareholders may follow the instructions in the Notice of Availability to elect to receive future proxy materials in print by mail or electronically by email. We encourage shareholders to take advantage of the availability of the proxy materials online to help reduce the environmental impact of our Annual Meeting and reduce GAN’s printing and mailing costs.

Quorum for the Annual Meeting

Two or more persons holding a majority of the ordinary shares entitled to vote at the Annual Meeting must be present at the Annual Meeting in person or by proxy to establish a quorum for the transaction of business. On the Record Date there were 42,008,626 ordinary shares issued and outstanding. Consequently, we will need to have holders of 21,004,314 shares present in person or represented by proxy at the Annual Meeting in order to establish a quorum. Your shares will be counted for purposes of determining if there is a quorum if:

●	You are entitled to vote and you are present in person at the Annual Meeting; or

●	You have properly voted by proxy online, by phone, or by submitting a Proxy Card or voting instruction form by mail.

If a quorum is not present, we may propose to adjourn the Annual Meeting to solicit additional proxies and reconvene the Annual Meeting at a later date.

Inspector of Election

The Chief Executive Officer of GAN will act as chairman for the Annual Meeting. An officer of GAN will count the votes and act as the inspector of election on behalf of the chairman. The inspector of election will separately tabulate affirmative and negative votes, abstentions and broker non-votes. GAN has also engaged Broadridge Financial Solutions, Inc. as its proxy distribution agent and tabulation service provider and they will also be calculating the votes received prior to the Annual Meeting.

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Proxy Solicitation Costs

GAN is paying the costs of the solicitation of proxies. We will also make solicitation materials available to banks, brokerage houses, fiduciaries and custodians holding our ordinary shares in their names but that are beneficially owned by others for forwarding to the beneficial owners. We may reimburse persons representing beneficial owners of ordinary shares for their costs of forwarding solicitation materials to the beneficial owners. Solicitations will be made primarily through the mail, but may be supplemented by telephone, facsimile, Internet or personal solicitation by our directors, executive officers and employees. No additional compensation will be paid to these individuals for these services.

Voting

Each of GAN’s ordinary shares is entitled to one vote on each matter presented at the Annual Meeting. If you hold your shares in direct registration in your name with GAN’s transfer agent, then you will be able to vote under GAN’s voting system in accordance with the description under “Voting Procedures” below.

If you hold your shares in “street name” in a brokerage account, you will likely receive instructions for voting your shares from your broker, bank, or other nominee rather than through our voting system. A number of brokers and banks participate in a program that allows shareholders to grant their proxy to vote shares online or by phone. If your shares are held in an account with a broker or bank participating in such a program, then you may vote your shares online or telephonically by following the instructions on the form received from your broker or bank.

With respect to the election of directors, shareholders may vote “FOR” all nominees, “WITHOLD” authority for all nominees or vote for all except for those individual nominees for director for which the shareholder indicates it is withholding authority. With respect to each other proposal, shareholders may vote “FOR” the proposal, “AGAINST” the proposal, or abstain from voting.

Voting Procedures

There are four ways to vote:

●	Online. You may vote by proxy by visiting www.proxyvote.com and entering the control number found in the Notice of Availability. The availability of online voting may depend on the voting procedures of the organization that holds your shares.

●	Phone. If you request printed copies of the proxy materials by mail, you will receive a Proxy Card or voting instruction form and you may vote by proxy by calling the toll-free number found on the card or form. The availability of phone voting may depend on the voting procedures of the organization that holds your shares.

●	Mail. If you request printed copies of the proxy materials by mail, you will receive a Proxy Card or voting instruction form and you may vote by proxy by filling out the card or form and returning it in the envelope provided.

●	In Person. You may vote in person at the Annual Meeting by requesting a ballot. Only eligible shareholders will be admitted to the Annual Meeting. If you are a beneficial owner of shares held in street name and wish to vote in person at the Annual Meeting, you must also obtain a “legal proxy” from the organization that holds your shares that authorizes you to vote your shares held in street name at the Annual Meeting. Please contact the organization that holds your shares for instructions regarding obtaining a legal proxy. In order for your vote to be counted, you must hand both the copy of the legal proxy and your completed ballot to a Company representative to be provided to the inspector of election.

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Shareholders who submit a proxy online or by telephone need not return a Proxy Card or the form forwarded by your broker, bank, trust or other holder of record by mail.

All shares represented by valid proxies received prior to the taking of the vote at the Annual Meeting will be voted and, where a shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions.

Changing your Vote

You may revoke your proxy and change your vote at any time before the taking of the vote at the Annual Meeting, as follows:

●	Online. You may change your vote using the online voting method described above, in which case only your latest online proxy submitted prior to the Annual Meeting will be counted.

●	Phone. You may change your vote using the phone voting method described above, in which case only your latest telephone proxy submitted prior to the Annual Meeting will be counted.

●	Mail. You may revoke your proxy and change your vote by signing and returning a new Proxy Card or voting instruction form dated as of a later date, in which case only your latest Proxy Card or voting instruction form received prior to the Annual Meeting will be counted.

●	In Person. You may revoke your proxy and change your vote by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you properly vote at the Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation prior to the Annual Meeting to GAN’s Corporate Secretary.

Vote Required to Approve a Proposal

Approval of Proposals No. 1, No. 2 and No. 3 requires, in each case, the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting.

Broker Non-Votes and Abstentions

Under applicable exchange rules, a broker or other nominee that holds your shares may generally vote in their discretion on routine matters, even if you do not instruct the broker on how to vote. The following proposal is considered a routine matter:

●	Appointment of Grant Thornton LLP as GAN’s independent registered public accounting firm and statutory auditor for the fiscal year ending December 31, 2021 (Proposal No. 2).

If you hold your shares in street name and the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.” The following proposals are considered non-routine matters:

●	The election of two nominees for Class I Director to hold office until the 2024 Annual Meeting of Shareholders (Proposal No. 1); and

●	The approval of the GAN Limited Employee Stock Purchase Plan (Proposal No. 3).

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You must instruct your bank, broker or nominee on how to vote your shares for Proposal No. 1 and Proposal No. 3 in order for your vote to count for those proposals.

Shares that constitute broker non-votes will be counted as present for purposes of establishing a quorum, but will not be counted as having voting power to vote on the proposal in question. Abstentions will be included in the number of shares present and entitled to vote. Accordingly, abstentions will have the effect of a “WITHOLD” vote for the directors in Proposal 1 and a vote “AGAINST” Proposal 2 and Proposal 3.

Uninstructed Shares

If you are a record holder and submit a valid proxy or voting instruction form but do not indicate your specific voting instructions on one or more of the proposals listed in the Notice of Availability, your shares will be voted as recommended by our Board of Directors on those proposals and as the proxyholders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Confidentiality of Votes

Proxy instructions, ballots, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within GAN or to third parties, except: as necessary to meet applicable legal requirements and to allow for the tabulation of votes and certification of the vote. Occasionally, shareholders include additional comments on their Proxy Card or with their voting instruction, which are then forwarded to our management.

Tabulation and Reporting of Voting Results

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election, on behalf of the chairman, after the taking of the vote at the Annual Meeting. GAN will publish the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.

Director Nominations and Shareholder Proposals for Inclusion in GAN Limited’s 2022 Proxy Materials

Our bye-laws provide that for shareholder nominations to the Board of Directors or other proposals to be considered at an annual meeting, the shareholder must have given timely advance notice of the proposal or nomination in writing to our Corporate Secretary. To be timely for the 2022 Annual Meeting of Shareholders, a shareholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices between March 22, 2022 and April 21, 2022. A shareholder’s notice to the Corporate Secretary must set forth, as to each matter the shareholder proposes to bring before an annual meeting, the information required by our bye-laws.

Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by us not later than March 31, 2022, in order to be considered for inclusion in our proxy materials for the 2022 Annual Meeting of Shareholders.

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CORPORATE GOVERNANCE

Role of the Board of Directors

Our business is managed under the direction of our Board of Directors. Our Board of Directors provides oversight, strategic direction, and counsel to our management. In addition, our Board of Directors elects our officers, delegates responsibilities for the conduct of our operations to those officers, and evaluates their performance.

Our Board of Directors held twenty meetings during 2020 and took action by written consent on two occasions. Each of our directors serving in 2020 attended at least 75% of the total number of meetings of the Board of Directors and applicable committees that each director was eligible to attend.

Board Leadership Structure

Seamus McGill currently serves as the Chairman of the Board of Directors. Our Board of Directors also includes members of our executive management—Dermot S. Smurfit, our Chief Executive Officer and Karen Flores, our Chief Financial Officer. Our Board of Directors has determined that this leadership structure is appropriate and effective for GAN at this time. This structure separates the oversight role of the Board of Directors from the execution responsibility of our management. Mr. McGill has operational experience in the industry, which fosters effective and open communication with management, and produces a greater degree of transparency between management and our directors.

Director Independence

Four of the six members of our current Board of Directors are independent directors and only those individuals may serve on the committees of our Board of Directors. Our Chief Executive Officer and Chief Financial Officer do not serve on any committee. Our Board of Directors holds regular executive sessions outside the presence of the Chief Executive Officer and other management, which our Board of Directors believes promotes appropriate independent leadership.

Our Board of Directors annually determines the independence of our directors in accordance with the independence requirements under The Nasdaq Stock Market LLC (“Nasdaq”) and the SEC rules which require at least a majority of the directors to be independent. As a result of this review, our Board of Directors has determined that Seamus McGill, Michael Smurfit Jr., David Goldberg and Susan Bracey each qualifies as an independent director in accordance with the Nasdaq and the SEC rules.

Committees of the Board of Directors

Our Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The committees are comprised entirely of independent directors. Each committee operates under a written charter adopted by the Board of Directors which is available at www.gan.com under Investors – Corporate Governance – Corporate Governance Information.

The composition of the committees during 2020 is as set forth below. In June 2021 Ms. Bracey was appointed to our Audit Committee, replacing Mr. McGill:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Seamus McGill	X	Chair	X
Michael Smurfit Jr.	X	X	Chair
David Goldberg	Chair	X	X

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Audit Committee

The Audit Committee’s responsibilities include, among other things:

●	overseeing our accounting and financial reporting processes and the audits of our financial statements;

●	overseeing, along with management, the reliability and integrity of our accounting policies and financial reporting and disclosure practices;

●	serving as an independent and objective party to monitor our financial reporting processes and internal controls systems;

●	retaining our independent registered public accounting firm, reviewing and evaluating their independence, qualifications and performance, approving the terms of the annual engagement letter and approving all audit and non-audit services to be performed by our independent registered public accounting firm; and

●	providing independent, direct, and open communications among our independent registered public accounting firm, financial and senior management and the full Board of Directors.

The Board of Directors has determined that Mr. Goldberg and Ms. Bracey each qualifies as an “audit committee financial expert” as defined under the applicable SEC rules and that each member of the Audit Committee meets the additional criteria for independence of Audit Committee members under the Exchange Act. The Audit Committee held three meetings in 2020.

Compensation Committee

The Compensation Committee’s responsibilities include, among other things:

●	reviewing and determining the base salary and bonus compensation of executive officers and certain other senior management, which may be in the form of cash or equity incentive awards;

●	reviewing and administering our equity incentive plans, including any amendments thereto;

●	reviewing and recommending amounts and types of compensation for our directors;

●	overseeing our compensation philosophy and strategy; and

●	monitoring compliance with rules and regulations relating to compensation arrangements for our directors and executive officers.

The Compensation Committee held seven meetings in 2020.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee’s responsibilities include, among other things:

●	developing and recommending the criteria to be used in screening and evaluating potential candidates or nominees for election or appointment as director;

●	establishing and overseeing a policy for considering shareholder nominees for directors, and developing the procedures that must be followed by shareholders in submitting recommendations;

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●	monitoring and reviewing any issues regarding the independence of directors or involving potential conflicts of interest and evaluating any change of status or circumstances with respect to a director;

●	evaluating all nominees for election of directors;

●	developing and recommending to the Board of Directors, as necessary, corporate governance policies to be adopted and maintained;

●	identifying committee member qualifications and recommending appropriate committee member appointments to the Board of Directors; and

●	establishing and reviewing annually with the Board of Directors the procedures for shareholders to send communications to the Board of Directors.

The Nominating and Corporate Governance Committee did not meet in 2020.

Board Role in Risk Oversight

Our Board of Directors performs an oversight role in managing GAN’s risk. In reviewing our strategy, business plans, budgets and major transactions, the Board of Directors considers, among other factors, the risks GAN faces, and the extent to which those risks can be appropriately managed. While our Board of Directors oversees risk management strategy, our management is responsible for implementing and supervising day to day risk management processes. Our senior management regularly reports to the Board of Directors on areas of material risk, including operational, financial, legal and strategic risks, which enables the Board of Directors to understand management’s views and strategies regarding risk identification, risk management and risk mitigation.

In addition to the oversight role assumed by the full Board of Directors, various committees of the Board of Directors also have responsibility for risk management. The Audit Committee reports to the full Board of Directors on risks that the Audit Committee believes to be material. In addition, the Compensation Committee oversees the risks associated with our compensation policies and practices to ensure that the compensation programs and incentives do not encourage short-term risk taking at the expense of long-term results or create risks that may have a material adverse effect on GAN.

Business Conduct Policy

We have adopted a written Business Conduct Policy that is applicable to our directors, officers and employees and is designed to deter wrongdoing and to promote:

●	honest and ethical conduct;

●	full, fair, accurate, timely and understandable disclosure in reports and documents that we file with the SEC and in other public communications;

●	compliance with applicable laws, rules and regulations, including insider trading compliance; and

●	accountability for adherence to the policy and prompt internal reporting of violations of the policy, including illegal or unethical behavior regarding accounting or auditing practices.

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A copy of our Business Conduct Policy is available on our corporate website at www.investors.gan.com, under Investors – Corporate Governance – Corporate Governance Information. The Board of Directors has delegated to the Nominating and Corporate Governance Committee the responsibility for reviewing the Business Conduct Policy and making any appropriate updates or amendments. We intend to disclose any changes in this policy or waivers from this policy that apply to our principal executive officer, principal financial officer, or principal accounting officer by posting such information to our website or by filing a Current Report on Form 8-K with the SEC, in each case if such disclosure is required by SEC or Nasdaq rules.

Review and Approval of Related Party Transactions

As a matter of policy, the Board of Directors reviews and determines whether or not to approve any transaction between GAN and its directors, director nominees, executive officers and greater than 5% beneficial owners and each of their respective immediate family members where the amount involved in the transaction exceeds or is expected to exceed $120,000 in a single year and the related party has or will have a direct or indirect interest in the transaction.

Our compensation arrangements with our Named Executive Officers and our directors are described in this Proxy Statement under “DIRECTORS - Director Compensation” and “EXECUTIVE OFFICERS - Summary Compensation Table”. Other than those compensation arrangements since January 1, 2020, we have not been a party to any transaction (a) in which any of our executive officers, directors or holders of 5% or more of any class of our capital stock, including their immediate family members or affiliated entities, had or will have a direct or indirect material interest, and (b) where the amount involved exceeded $120,000 in value, except as follows:

●	On March 5, 2020, GAN Limited secured a loan from Dermot S. Smurfit, our Chief Executive Officer, and his father Dermot F. Smurfit to secure the cash consideration for the share exchange contemplated by the May 2020 scheme of arrangement with GAN plc. The loan was unsecured and bore interest at 15% per annum subject to a minimum interest fee of £300,000 (approximately $384,000). GAN Limited never drew down on the loan but paid the minimum interest fee in full promptly following the reorganization from existing cash resources of GAN plc (£30,000 (approximately $37,000) of which was paid to Mr. Dermot S. Smurfit).

Board Attendance at Annual Meetings of Shareholders

We, as a matter of policy, encourage our directors to attend meetings of shareholders but we do not require attendance. We did not hold an annual meeting of the shareholders in 2020. Consequently, this Annual Meeting will serve as both the 2020 and 2021 Annual Meeting of Shareholders.

Policies on Hedging and Pledging

We have an insider trading policy that prohibits short sales and transactions in publicly traded options and derivatives by our directors, executive officers, and employees. The policy prohibits other forms of hedging GAN securities or pledging GAN securities by our directors, executive officers, and certain key employees without the prior approval of the Chief Legal Officer.

Communication with our Board of Directors

Shareholders may communicate with our Board of Directors through the Corporate Secretary by writing to the following address: Board of Directors, c/o Corporate Secretary, GAN Limited, 400 Spectrum Center Drive, Suite 1900, Irvine, CA 92618. The envelope containing such communication should contain a clear notation that the letter is “Shareholder-Board Communication” or “Shareholder-Director Communication” or a similar statement to indicate it is intended for the Board of Directors. All such communications must clearly indicate the author as a shareholder and state whether the intended recipients are all members of the Board of Directors or just certain specified directors.

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DIRECTORS

Current Directors

The names of our current directors, their ages as of May 21, 2021, and other information about them are set forth below.

Name of Director Nominee	Age	Position	Our Director Since
Dermot S. Smurfit	46	Chief Executive Officer and Director	2003
Karen Flores	46	Chief Financial Officer and Director	2020
Seamus McGill	69	Chairman of the Board of Directors	2014
Michael Smurfit Jr.	56	Non-Executive Director	2003
David Goldberg	52	Non-Executive Director	2018
Susan Bracey	58	Non-Executive Director	2021

The following biographies describe the skills, qualities, attributes, and experience of our directors. These factors led the Nominating and Corporate Governance Committee and the Board of Directors to determine that it is appropriate to nominate the current nominees—Michael Smurfit Jr. and Susan Bracey—for election to the Board of Directors.

Dermot S. Smurfit joined GAN as a Director in 2003 and became our Chief Executive Officer in 2010. He previously worked in the European Investment Banking team of SoundView Technology Group. He has operational and management experience in online gaming through his experience with GAN, together with M&A, strategic advisory and private equity financing experience in the gaming technology industry. Mr. Smurfit is a qualified (non-practicing) U.K. lawyer specialized in corporate finance. His education encompasses an LLB in Law from Exeter University, the Legal Practice Course from the College of Law (U.K.) and the Investment & Corporate Finance advisory qualification from the U.K.’s Financial Conduct Authority. Mr. Smurfit was selected to serve on our Board of Directors due to his tenure with GAN and his industry experience.

Karen Flores joined GAN as Chief Financial Officer in January 2020 and has over 15 years’ experience in senior financial management roles. Immediately prior to joining GAN, Ms. Flores served as Vice President, Corporate Finance and Analysis of Alorica, Inc. from June 2017 to January 2020. From March 2016 to May 2017, she served as Senior Director of Financial Planning and Analysis for the Walt Disney Company, following Disney’s acquisition of Maker Studios Inc., where she had served as its Senior Vice President, Finance from September 2011 to March 2016. Additional senior financial roles include positions with MySpace Music and Napster. Ms. Flores began her career as a financial analyst with Microsoft. She holds a Bachelor of Science, Finance, from San Jose State University. Ms. Flores was selected to serve on our Board of Directors due to her industry experience and experience in senior financial management roles.

Seamus McGill has 25 years’ experience in the gaming and technology industries and most recently was President of JOINGO, a mobile software company in San Jose, California from December 2013 to October 2015. Prior to JOINGO, Mr. McGill spent five years at Aristocrat Technologies Limited as Chief Operating Officer and helped deliver 20% year-on-year growth in the Americas for the second largest manufacturer of slot machines and gaming solutions in the world. Prior to Aristocrat, Mr. McGill was President of Cyberview Technology, Inc. and orchestrated its sale to International Game Technology plc. Mr. McGill held senior positions at WMS Gaming Inc. and oversaw the global growth of that company. He started his career in gaming with Mikohn Gaming Corporation. Mr. McGill was selected to serve on our Board of Directors due to his gaming industry experience and his tenure with GAN.

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Michael Smurfit Jr. is Chief Executive Officer of SF Investments, a privately-held company that manages world-wide investments on behalf of the Smurfit family. Mr. Smurfit Jr. is a director of a number of companies, including Inflection Biosciences, UCD Graduate School of Business and K Club Ltd. since 2015. He previously held senior positions within the Jefferson Smurfit Group both in Europe and the United States. He graduated from UCD Michael Smurfit Graduate Business School with an MBA. Mr. Smurfit Jr. was selected to serve on our Board of Directors due to his financial industry experience and his tenure with GAN.

David Goldberg is an experienced public company and startup CEO, board member and advisor with extensive experience in gaming, entertainment, and sports. Since March 2017 he has served as a senior adviser to TPG Capital, one of the world’s largest private equity firms. From April 2014 to April 2018, he was a board and audit committee member at Trans World (OTCQB: TWOC), which operates casinos in the Czech Republic and was sold in mid-2018, and previously served as the CEO of Youbet.com (Nasdaq: UBET) which was, at that time, the United States’ largest online wagering company. In 2012, Federated Sports and Gaming, Inc. a company for which Mr. Goldberg was the co-Chief Executive Officer, filed a petition for voluntary reorganization under Chapter 11 of the U.S. Bankruptcy Code. Mr. Goldberg was Chief Executive Officer of ScoreBig, Inc., the owner and operator of ScoreBig.com, which made a general assignment for the benefit of creditors under California law in October 2016. Mr. Goldberg holds a Bachelor of Art in Economics from Northwestern University and an MBA from the University of Chicago Booth School of Business. Mr. Goldberg was selected to serve on our Board of Directors due to his gaming and financial industry experience, and his public company experience as both director and Chief Executive Officer.

Susan Bracey is an experienced financial executive, having most recently served from 2010 to 2020 as EVP and Chief Financial Officer of Village Roadshow Entertainment Group, a leading co-producer and co-financier of studio-released motion pictures. Prior to that, she served as Chief Financial Officer of Youbet.com (Nasdaq: UBET), an online wagering company, from 2009 until its sale to Churchill Downs in 2010, and from 2000 to 2008 Ms. Bracey was an executive at Ticketmaster Entertainment where she served as EVP and Chief Financial Officer. Ms. Bracey began her career as a certified public accountant with Ernst & Young. She currently serves on the Board of Directors of Diver.Sea.Fy, a non-profit organization that raises money to support underrepresented youth of color in obtaining scuba certifications. Ms. Bracey earned a B.S. in Business Administration with a major in Accounting from Chicago State University. Ms. Bracey brings extensive finance experience in the technology, media and entertainment industries to our Board of Directors, having held C-suite level and executive positions in both public and privately held companies.

Dermot S. Smurfit and Michael Smurfit Jr. are related as first cousins.

Director Compensation

Our non-executive directors serve pursuant to the terms of a standard letter of appointment, which acts as a service contract. The letter of appointment contemplates that the non-employee director will serve a three-year term, subject to re-election by GAN’s shareholders at the annual general meeting, and regulatory compliance. The letter of appointment also allows for termination by GAN or the director, at the discretion of either, upon three months’ written notice; however, the Board of Directors can require a director to resign immediately if it determines that a director’s position becomes untenable due to a conflict of interest. Non-executive directors are required to devote sufficient time necessary to fulfill their duties.

The letter of appointment provides for payment of an annual cash fee, which is paid monthly in arrears. Non-executive directors are eligible for discretionary cash or share-based payment awards. We do not maintain any plans or contracts with our directors that provide monetary benefits, such as cash termination payments, upon our directors’ termination of service with us. Directors are reimbursed for expenses reasonably incurred in the performance of their duties. In addition, our memorandum of association and bye-laws include indemnification provisions for our directors and executive officers and we maintain liability insurance for our directors and executive officers. Employee directors do not receive any compensation for their service as a director.

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The following table sets forth, in thousands, information concerning the compensation earned during the year ended December 31, 2020 by each of our non-employee directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Seamus McGill	190.5	510.5	—	180.2	346.2	1,227.4
Michael Smurfit Jr.	54.0	127.6	—	45.0	79.3	305.9
David Goldberg	60.0	191.5	—	67.6	119.3	438.4

(1)	The value for the stock awards is based on the number of shares granted multiplied by $18.19, the closing price of our ordinary shares on the date of grant, June 15, 2020. As of December 31, 2020, the stock awards held by our non-executive directors were: Mr. McGill, 28,067 shares; Mr. Smurfit Jr., 7,017 shares; and Mr. Goldberg, 10,526 shares.

(2)	On December 30, 2019, our Board of Directors adopted a bonus program providing for a cash bonus to each member of the Board of Directors, contingent upon the successful completion of the share exchange and reorganization, which occurred in May 2020. The bonus program was comprised of an aggregate of up to £454,000 ($608,000) to be allocated among the employee and non-employee directors as awards. The total award was paid in cash in May 2020.

(3)	Comprised of discretionary non-plan bonus compensation paid for services as director during the year ended December 31, 2020, based on the successful achievement of operating and strategic goals.

For 2021, with the guidance of Gallagher as a compensation consultant, the Compensation Committee recommended, and the Board of Directors approved, revisions to the compensation for non-employee directors, in thousands, as follows:

Service	Fee ($)
Annual Cash Compensation	60.0
Annual Equity Compensation	100.0
Chairman of the Board	50.0
Audit Committee Chair	25.0
Audit Committee Participation (non-Chair)	10.0
Compensation Committee Chair	15.0
Compensation Committee Participation (non-Chair)	7.5
Nominating and Governance Committee Chair	10.0
Nominating and Governance Committee Participation (non-Chair)	5.0
Per Meeting Fee	1.5

Directors are given the option of receiving their annual cash compensation in the form of restricted stock awards, with one year vesting, 25% vesting per quarter and a mandatory “sell to cover” the taxes payable with respect to the compensation. For 2021, non-employee directors were required to take one-half of their annual fees in the form of equity. Annual compensation is prorated for directors who serve only a portion of the year.

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EXECUTIVE OFFICERS

Current Executive Officers

The names of our current executive officers, their ages as of May 21, 2021, and their positions are shown below.

Name of Executive Officer	Age	Position	Executive Officer Since
Dermot S. Smurfit	46	Chief Executive Officer	2010
Karen Flores	46	Chief Financial Officer	2020
Simon Knock	42	Chief Information Officer	2016
Jeffrey Berman	51	Chief Commercial Officer	2018
Donald Ryan	52	Chief Operating Officer	2020
Todd McTavish	53	Chief Legal Officer & Corporate Secretary	2020

Biographical summaries of each of our executive officers who are not also members of our Board of Directors are included below.

Simon Knock is our Chief Information Officer, serving in that role since July 2016. Mr. Knock joined GAN in September 2010 as Technical Director and has nearly twenty years of Internet gambling industry experience. Prior to GAN, Mr. Knock held various technology development and management roles with U.K. gaming operator William Hill plc and operations roles with Canadian online gaming software developer CryptoLogic, Inc. Mr. Knock has a software engineering background, originally developing U.K. Government revenue systems and private sector logistics products. Mr. Knock attended Sheffield Hallam University in the United Kingdom and graduated with HND Computing in 1999.

Jeffrey Berman is our Chief Commercial Officer, serving in that role since February 2018 in his second stint with GAN, having previously spent four years with the company between 2009-2012 as our General Manager, North America. Mr. Berman was a Vice President, Advanced Development of Sentient Technologies from February 2016 to January 2017 and was a Vice President, Business Development of Zepp Labs, Inc. from January 2014 to February 2016. Mr. Berman has more than 25 years in the sports and entertainment sectors, having previously held key leadership roles at leading companies such as StubHub, Ticketmaster, and CBS Sports. Mr. Berman additionally founded and subsequently sold VSX, a stock market portfolio tool, to Dow Jones & Company. Mr. Berman received his Bachelor of Art from Duke University and his MBA from Georgetown University.

Donald Ryan is our Chief Operating Officer, serving in that role since April 2020. Prior to joining the Company, Mr. Ryan served as the Chief Executive Officer for Sports Information Group LLC from April 2018 to December 2019, the Senior Vice President of Gaming Development for Greenwood Gaming & Entertainment Inc. from April 2015 to April 2018, and the Senior Vice President of Gaming for Betfair Interactive US LLC from March 2014 to April 2015. Mr. Ryan has extensive experience in online and mobile consumer products and services (with a particular focus on gaming and gambling), leveraging a range of business models including regulated transactions, affiliate partnerships, online subscriptions, e-commerce, white-label distribution, online advertising, virtual currencies and micro-transactions. Mr. Ryan holds a Bachelor of Science, Electrical Engineering from University of Alaska Fairbanks and an MBA from Northwestern University – Kellogg School of Management.

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Todd F. McTavish is our Chief Legal Officer and Corporate Secretary, serving in those roles since June 2020. Mr. McTavish has over 20 years of legal experience in M&A, corporate governance, commercial transactions, litigation, compliance and licensing, with over 12 years-experience advising public and private gaming companies. Immediately prior to GAN, Mr. McTavish served as Chief Legal Officer of Tekkorp Capital LLC from October 2018 to June 2020. He served as Chief Legal Officer and Corporate Secretary of NYX Gaming Group Limited (TSX.V: NYX) from January 2017 to April 2018 before it was sold to Scientific Games Corp., and before that EVP & General Counsel of Mozido, Inc. From 2012 to 2014 he was SVP, General Counsel, Chief Compliance Officer and Corporate Secretary of Multimedia Games Holding Company, Inc. (Nasdaq: MGAM) before it was sold to Everi Gaming, and also General Counsel of Video Gaming Technologies, Inc., which was sold to Aristocrat Leisure Limited. Prior to his work in the gaming industry, Mr. McTavish held roles at PricewaterhouseCoopers and PepsiCo, Inc. in the Tax Department. Mr. McTavish began his career at the New York law firm of Cadwalader Wickersham & Taft LLP. Mr. McTavish holds a Bachelor of Art from West Virginia University, a J.D. from Touro College Law Center, and a Masters of Law in banking and finance from Fordham School of Law.

Summary Compensation Table

The following table sets forth, in thousands, information regarding compensation earned by or awarded to our Named Executive Officers for services rendered to us in all capacities during the years ended December 31, 2020 and 2019:

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Bonus ($)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Dermot S. Smurfit Chief Executive Officer	2020	593.1	874.4	2,339.7	1,142.8	315.3	79.9	5,345.2
	2019	421.2	–	496.1	250.0	–	93.3	1,260.6
Karen Flores Chief Financial Officer(5)	2020	301.0	–	1,706.5	458.0	–	–	2,465.5
Todd McTavish Chief Legal Officer(6)	2020	142.8	–	1,871.8	100.0	–	–	2,114.6

(1)	Reflects the aggregate grant date fair value of restricted stock awards granted to the Named Executive Officers in each fiscal year, computed in accordance with ASC 718 – Compensation—Stock Compensation.

(2)	Reflects the aggregate grant date fair value of stock option awards granted to the Named Executive Officers in each fiscal year, computed in each case in accordance with ASC 718 – Compensation—Stock Compensation. Refer to the Outstanding Equity Awards at Fiscal Year End table below for details of these grants. Assumptions used to calculate these amounts are described in Note 8 – Share-based Compensation to our annual financial statements for the year ended December 31, 2020, which is contained in the 2020 Annual Report.

(3)

Reflects amounts paid under a bonus program adopted by our Board of Directors on December 30, 2019 providing for a cash bonus to each member of the Board of Directors, contingent upon the successful completion of the share exchange and reorganization, which occurred in May 2020.

(4)	Reflects amounts paid with respect to global health insurance and housing allowances. Housing allowances ended in August 2020 per the terms of Mr. Smurfit’s previous employment agreement with GAN.

(5)	Ms. Flores began her employment as our Chief Financial Officer in January 2020.

(6)	Mr. McTavish began his employment as our Chief Legal Officer in June 2020.

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Narrative Disclosure to Summary Compensation Table

Each of our executive officers is employed pursuant to the terms of a written employment agreement, as follows:

Dermot S. Smurfit. Mr. Smurfit’s employment agreement, dated March 26, 2019, which was supplemented by an offer letter, provides that he is employed as GAN’s Chief Executive Officer at an annual base salary of $424,320, and is eligible for additional bonus and incentive compensation as approved by GAN’s Board of Directors.

Karen Flores. Ms. Flores’ employment agreement, dated January 13, 2020, which was supplemented by an offer letter and a Variation to Employment Agreement, provides that she is employed as GAN’s Chief Financial Officer at an annual base salary of $350,000. Ms. Flores is also eligible for an annual bonus equal to 50% of her then current annual base salary and was issued 150,000 stock options on the commencement of her employment.

Todd McTavish. Mr. McTavish’s employment agreement, dated June 15, 2020, which was supplemented by an offer letter, provides that he is employed as GAN’s Chief Legal Officer and Corporate Secretary at an annual base salary of $275,000. Mr. McTavish is also eligible for an annual bonus equal to 75% of his then current annual base salary and was issued 200,000 stock options on the commencement of his employment.

During the year ended December 31, 2020, our Board of Directors, upon the recommendation of the Compensation Committee, awarded additional bonus compensation to our executive officers. Mr. Smurfit was awarded $315,300 in bonus compensation pursuant to a plan providing for a cash bonus to each member of the Board of Directors, contingent upon the successful completion of the share exchange and reorganization, which occurred in May 2020. Our Board of Directors also approved discretionary cash bonus payments to our executive officers in connection with the successful completion of GAN’s share exchange and initial public offering in the United States.

Effective March 1, 2021, GAN entered into new employment agreements with each of Dermot S. Smurfit, Karen Flores and Todd McTavish (the “New Employment Agreements”). The New Employment Agreements provide for annual base salaries (the “Base Salary”) for Dermot S. Smurfit, Karen Flores and Todd McTavish in the amounts of $620,000, $375,000 and $325,000, respectively. Each New Employment Agreement provides that each executive officer shall have an annual target cash bonus opportunity equal to 100% of the executive officer’s base salary (the “Target Bonus”), based 50% upon GAN’s performance, with such performance goals to be set annually by the Compensation Committee, and 50% upon the executive officer meeting certain performance objectives to be defined by the Chief Executive Officer in consultation with the Compensation Committee, which shall relate to the Board of Directors’ adoption of the operating budget for each fiscal year during the term of executive officer’s employment. Additionally, each executive officer shall be eligible to receive an annual equity award (the “Equity Award”), in an amount and on the terms and conditions established by the Compensation Committee.

The New Employment Agreements include standard benefits, as well as customary non-solicitation, intellectual property and invention assignment and confidentiality provisions. The New Employment Agreements include non-compete restrictions lasting one year following termination of employment, subject to applicable restrictions under state law. In exchange for the executive officer’s non-compete covenant, GAN shall continue to pay the executive officer’s Base Salary during the non-compete period, until the executive officer begins employment with another company.

In the event GAN terminates an executive officer for Cause or an executive officer voluntary terminates his or her employment without Good Reason (each, as defined in the New Employment Agreements), the executive officer shall be entitled to receive (a) all earned, but unpaid, Base Salary, (b) all earned, but unpaid, Target Bonuses, (c) all earned and vested Equity Awards, (d) all accrued, but unused, paid time off, and (e) payment of any outstanding reimbursable business expenses in accordance with GAN’s policies and procedures (collectively, the “Accrued Payments”).

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In the event GAN terminates an executive officer without Cause or an executive officer terminates his or her employment with Good Reason, the executive officer shall be entitled to receive (a) the Accrued Payments, (b) cash severance in an amount equal to one times the sum of the executive officer’s then-current Base Salary and Target Bonus (one and one-half times, in the case of Mr. Smurfit), (c) a pro rata portion of the Target Bonus for the year in which the termination occurs, (d) pro-rated acceleration of vesting on Equity Awards, and (e) an amount equal to COBRA premiums for a period of 12 months (18 months in the case of Mr. Smurfit).

Under the terms of the New Employment Agreements, in the event of a Change in Control (as defined in the New Employment Agreement), GAN will pay to the executive officer a cash transaction bonus in an amount equal to one times the executive officer’s then current Base Salary. Additionally, if the executive officer’s employment is terminated by GAN without Cause or by the executive officer for Good Reason during the period three months before or two years after a Change in Control, then the executive officer shall be entitled to receive (a) cash severance in an amount equal to one and one-half times the sum of the executive officer’s then current Base Salary and Target Bonus (two and one-half times, in the case of Mr. Smurfit), provided that any transaction bonus previously paid will be credited against the severance payment, (b) a pro-rata portion of the Target Bonus for the year in which the termination occurs, (c) acceleration of vesting on all of the executive officer’s outstanding Equity Awards, and (d) an amount equal to COBRA premiums for a period of 18 months (30 months in the case of Mr. Smurfit).

Outstanding Equity Awards at Fiscal Year End

The table below summarizes outstanding equity awards held by our Named Executive Officers at December 31, 2020.

	OPTION AWARDS				STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Dermot S. Smurfit	411,500	–	1.31	7/17/2027	48,070	974.9
	50,000	–	2.18	12/11/2028	–	–
	225,000	–	3.62	10/1/2029	–	–
	–	250,000	18.19	6/15/2030	–	–
Karen Flores	100,000	–	3.32	3/17/2030	–	–
	–	150,000	18.19	6/15/2030	–	–
Todd McTavish	–	200,000	18.19	6/15/2030	–	–

(1)	Options granted under the 2020 Plan (as defined below) on June 15, 2020 with a term of ten years, which vest 25% after one year and then monthly over the next 36 months thereafter, subject to continuing service.
(2)	The aggregate market value is determined by multiplying the number of shares that have not vested by $20.28 per share, the closing price of our ordinary shares on December 31, 2020.

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PROPOSALS

Proposal No. 1 – Election of Directors

Classified Board

Our bye-laws provide that the directors of the Company are divided into three classes, as nearly equal in number as reasonably possible. The Board of Directors is currently allocated into the following rotation dates: 2021 Michael Smurfit Jr. and Susan Bracey; 2022 David Goldberg and Karen Flores; 2023 Seamus McGill and Dermot S. Smurfit. Accordingly at the annual meeting, two director positions will be subject to re-election—the positions held by Michael Smurfit Jr. and Susan Bracey.

Nomination Process

Our Nominating and Corporate Governance Committee recommends nominees to the Board of Directors for election or appointment after carefully considering all candidates, taking into account the qualifications set forth in the Nominating and Corporate Governance Committee Charter and all factors the Committee considers appropriate.

As part of its evaluation of Board composition, the Nominating and Corporate Governance Committee considers the diversity of candidates to ensure that our Board of Directors is comprised of individuals with a broad range of experiences and backgrounds (including, among other things, career specialization, relevant technical skills or financial acumen, characteristics relevant to gender and diversity requirements, diversity of viewpoint and industry knowledge) who can contribute to the Board’s overall effectiveness in carrying out its responsibilities and can represent diverse viewpoints on our Board of Directors. The Nominating and Corporate Governance Committee assesses the effectiveness of these efforts when evaluating the composition of the Board of Directors as part of the annual nomination process.

The Nominating and Corporate Governance Committee considers shareholder nominees submitted in accordance with our bye-laws, and evaluates candidates recommended by shareholders in the same manner as all other candidates brought to the attention of the Nominating and Corporate Governance Committee. Shareholder recommendations may be submitted to the Nominating and Corporate Governance Committee in care of the Corporate Secretary at the address set forth above under “CORPORATE GOVERNANCE — Communication with Our Board of Directors.”

Nominees for Election

Based on the recommendation of our Nominating and Corporate Governance Committee, our Board of Directors has nominated Michael Smurfit Jr and Susan Bracey to be elected to serve on our Board of Directors until they are next up for election at the 2024 Annual Meeting of Shareholders, subject to their prior death, resignation, retirement, disqualification or removal in accordance with our bye-laws.

Michael Smurfit Jr. and Susan Bracey are each current directors and have consented to being named in this Proxy Statement and serving on the Board if elected. Biographical information about each of the nominees is included above under “DIRECTORS”.

If any nominee becomes unavailable or unable to serve before the Annual Meeting, the Board of Directors may determine to leave the position vacant, reduce the number of authorized directors or designate a substitute nominee. If a substitute nominee is named, then the persons named as proxies for the Annual Meeting will have full discretion and authority to vote or refrain from voting for such substitute nominee in their discretion.

There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was or is selected as a director or nominee.

Voting on the election of directors is considered a non-routine matter, and the persons named in the accompanying proxy will not have the authority to vote on this proposal unless instructed to do so by the beneficial owner or their duly instructed bank, broker or nominee.

Vote Required

Our bye-laws provide that election of a director in an uncontested election of directors requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy on this proposal at the Annual Meeting.

Board of Director Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES ABOVE.

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Proposal No. 2 – Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has selected Grant Thornton LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Grant Thornton LLP has served as the independent auditor for Vincent Group plc, doing business as Coolbet, which we acquired effective January 1, 2021. Representatives of Grant Thornton LLP are expected to be at the Annual Meeting to answer any questions and make a statement should they choose to do so.

BDO, LLP served as our independent auditor for the years ended December 31, 2020 and 2019.

Under the terms of our bye-laws, the independent auditor is appointed by the vote of the shareholders. Our Board of Directors has the authority under our bye-laws, which it has delegated to the Audit Committee, to appoint an independent auditor to fill a vacancy should our independent auditor resign.

Fees Paid to Auditors

The following table presents fees billed, in thousands, for professional audit services rendered by BDO, LLP in connection with its audits of GAN’s annual financial statements for the fiscal years ended December 31, 2020 and 2019.

	2020	2019
Audit Fees(1)	$1,824	$551
Audit-Related Fees	–	–
Tax Fees	–	–
All Other Fees	–	–
Total	$1,824	$551

(1)	Audit Fees consist of fees for professional services rendered in connection with the audit of GAN’s annual financial statements, for the review of the financial statements included in GAN’s interim reports and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

As a matter of policy, all audit and non-audit services provided by our independent registered public accounting firm are approved in advance by the Audit Committee, which considers whether the provision of non-audit services is compatible with maintaining such firm’s independence. All services provided by BDO, LLP during the fiscal years ended December 31, 2020 and December 31, 2019 were pre-approved by the Audit Committee.

Vote Required

Approval of Grant Thornton LLP as our independent registered public accounting firm and statutory auditor requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy on this proposal at the Annual Meeting.

Board of Director Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2.

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Proposal No. 3 – Approval of the GAN Limited Employee Stock Purchase Plan

On December 3, 2020, our Board of Directors adopted the GAN Limited Employee Stock Purchase Plan (the “Stock Purchase Plan”), subject to shareholder approval. The Board of Directors believes that the Stock Purchase Plan is a valuable addition to our long-term compensation philosophy, and an appropriate mechanism for allowing our employees to establish equity ownership in GAN. Our Board of Directors is requesting shareholder approval of the adoption of the Stock Purchase Plan, including the allocation of 300,000 ordinary shares for issuance under the Stock Purchase Plan.

The following is a summary description of certain material terms of the Stock Purchase Plan. A complete copy of the Stock Purchase Plan is included as Exhibit A to this Proxy Statement. We encourage you to review the complete Stock Purchase Plan for additional information.

Purpose

The Stock Purchase Plan is designed to provide a convenient means for our employees to acquire an equity interest in GAN, to enhance a sense of participation in the affairs of GAN and its subsidiaries, and to provide an incentive for continued employment. The Stock Purchase Plan grants eligible employees the option to purchase GAN ordinary shares, at a discount to market price, through payroll deductions. The Stock Purchase Plan is intended to qualify as an employee stock purchase plan as provided under section 423 of the United States Internal Revenue Code of 1986, as amended.

Administration

The Compensation Committee administers the Stock Purchase Plan. Members of the Compensation Committee receive no special compensation for their services in connection with the administration of the Stock Purchase Plan, other than standard fees as established by GAN’s Board of Directors.

Shares Subject to the Stock Purchase Plan

A total of 300,000 ordinary shares of GAN are currently available for purchase under the Stock Purchase Plan. In addition, on February 1st of each calendar year from 2022 through 2030, this share limit shall be increased by the lesser of: (a) 0.25% of the issued ordinary shares of GAN (rounded down to the nearest whole number) on the preceding December 31, (b) 100,000 Shares, or (c) some lesser number (which may be zero) as determined by GAN’s Board of Directors or the Compensation Committee.

Eligibility

Generally, any employee of GAN or its participating subsidiaries is eligible to participate in the Stock Purchase Plan. However, the following categories of persons may not participate in the Stock Purchase Plan:

●	employees who own stock or hold options to purchase ordinary shares representing five percent (5%) or more of the total combined voting power or value of all classes of stock of GAN or any subsidiary corporation of GAN; and

●	independent contractors (including non-employee directors).

Additionally, the Compensation Committee has the discretion to exclude the certain classes of employees from participation, including employees who have been employed for less than two years, employees who work part-time, highly compensated employees or employees residing outside of the United States where participation in the Stock Purchase Plan would violate the laws in the employee’s country of residence.

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Offerings

The Stock Purchase Plan is implemented by offerings of purchase rights to all eligible employees. Generally, an offering period will commence on the first day of a calendar quarter and continue for the three months of the quarter. The Compensation Committee has the discretion to change the duration and length of offering periods but the maximum length for an offering under the Stock Purchase Plan is 27 months.

Purchase Price

The purchase price per share at which ordinary shares are sold in an offering under the Stock Purchase Plan is the lower of (i) 85% of the fair market value of an ordinary share on the first day of the offering or (ii) 85% of the fair market value of an ordinary share on the purchase date, as set by our Board of Directors or the Compensation Committee.

Payment of Purchase Price; Payroll Deductions

The purchase price for the shares is accumulated by payroll deductions over the offering period. A participant can authorize deductions of up to 15% of the participant’s compensation during the offering period. During any offering period, a participant can increase one time and decrease one time the participant’s future payroll deduction rate for the offering period.

Limitations

An eligible participant’s right to purchase ordinary shares under the Stock Purchase Plan is subject to the following limitations:

●	in any single offering period, a participant may not purchase more than 5,000 shares (which is a numerical limit that the Compensation Committee may change in its discretion);

●	during any one calendar year, a participant may not purchase more than $25,000 of GAN ordinary shares as measured using the fair market value of GAN ordinary shares as of the offering date;

●	a participant will not be granted a purchase right in the Stock Purchase Plan if, as a result of such grant, the participant would own stock or hold options to purchase stock possessing in the aggregate 5% or more of the total combined voting power or value of all classes of stock of GAN or any parent corporation or subsidiary corporation; and

●	a participant’s ability to purchase shares is limited to the availability of GAN shares under the Stock Purchase Plan (initially 300,000 shares).

Withdrawal

A participant can withdraw from the Stock Purchase Plan at any time at least five (5) days prior to the end of an offering period. Payroll deductions will generally stop in the payroll period following GAN’s receipt of the notice of withdrawal form. If the withdrawal is submitted to GAN less than five (5) days prior to the end of the offering period, generally the participant’s withdrawal will be effective at the beginning of the subsequent offering period. Upon withdrawal, no further payroll deductions will be made and accumulated deductions will be returned to the participant without interest.

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Termination of Employment

Participation in the Stock Purchase Plan will terminate immediately upon termination of a participant’s employment. Any accumulated payroll deductions credited to the participant will be returned without interest.

Restrictions on Transfer

Neither payroll deductions credited to a participant’s account or a purchase right granted to purchase shares under the Stock Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way other than by will or the laws of descent and distribution. Any attempts to assign, transfer, pledge or other disposition will be void and unenforceable.

Sale of Shares

The Stock Purchase Plan does not generally restrict a participant’s ability to sell shares obtained under the Stock Purchase Plan. However, participants must adhere to GAN’s insider trading policy and applicable securities laws in connection with the sale of any shares acquired under the Stock Purchase Plan.

Effect of Certain Transactions

If GAN pays a stock dividend on its ordinary shares, splits its stock, recapitalizes or makes other changes in its capital structure affecting its shares, then the number and type of shares which are authorized for issuance under the Stock Purchase Plan, the numerical limits on the number of shares that can be issued under the Stock Purchase Plan, and the purchase price per share shall be proportionately adjusted by the Compensation Committee.

If GAN is involved in a merger with another corporation or there is a “change in control” of GAN during an offering period, the Stock Purchase Plan may continue and shares will be purchased based on the fair market value of the surviving corporation’s stock as of the purchase date. However, if the successor corporation does assume or otherwise substitute for the options then issued under the Stock Purchase Plan, then the offering period will generally terminate prior to the consummation of the proposed merger or change in control and a participant’s option to purchase shares will be automatically exercised based on then-accumulated payroll deductions.

In the event of a proposed dissolution or liquidation of GAN, the offering period will generally terminate immediately prior to the consummation of the proposed dissolution or liquidation and issued rights to purchase shares will be automatically exercised based on then-accumulated payroll deductions.

Duration, Amendment and Termination

Our Board of Directors may amend, terminate or extend the term of the Stock Purchase Plan, or any part of the Stock Purchase Plan, at any time and for any reason, subject to GAN shareholder approval in certain circumstances. However, any purchase right previously granted to an employee will generally not be adversely affected by any modification or termination of the Stock Purchase Plan.

The Stock Purchase Plan will terminate on December 1, 2030, unless our Board of Directors elects to terminate it earlier. No further rights to purchase stock will be granted after the Stock Purchase Plan is terminated.

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U.S. Federal Income Tax Information

Purchase rights granted under the Stock Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code. A participant will be taxed on amounts withheld for the purchase of ordinary shares as if such amounts were actually received. Otherwise, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

If the shares are disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, then the lesser of (a) the excess of the fair market value of the stock at the time of such disposition over the purchase price or (b) the excess of the fair market value of the stock as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. At present, such capital gains generally are subject to lower tax rates than ordinary income.

If the shares are sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the purchase date over the purchase price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

There are no federal income tax consequences to GAN by reason of the grant or exercise of purchase rights under the Purchase Plan. GAN is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

Accordingly, our shareholders are being asked to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the adoption and implementation of the GAN Limited Employee Stock Purchase Plan, including the reservation of 300,000 ordinary shares, is hereby APPROVED.”

Vote Required

Approval of the GAN Limited Employee Stock Purchase Plan requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy on this proposal at the Annual Meeting.

Board of Director Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3.

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Other Matters

We know of no other matters to be submitted at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named as proxies for the Annual Meeting to exercise their discretionary authority to vote the shares that they represent in accordance with their judgment.

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OTHER INFORMATION

Report of the Audit Committee of the Board Of Directors*

As of March 25, 2021, the date of this report, the Audit Committee of the Board of Directors was comprised of David Goldberg, who serves as Chair, Seamus McGill and Michael Smurfit Jr. Each member is an independent director under Nasdaq and the SEC rules. The Audit Committee operates pursuant to a charter that is available on our website at www.gan.com under Investors – Corporate Governance – Corporate Governance Information.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. The Audit Committee does not prepare financial statements or perform audits, and its members are not auditors or certifiers of GAN’s financial statements. Management is responsible for the preparation, presentation and integrity of the financial statements, including establishing accounting and financial reporting principles and designing systems of internal control over financial reporting.

The Audit Committee is responsible for the selection and oversight of the work performed by GAN’s independent registered public accounting firm. In fulfilling its oversight responsibility the Audit Committee reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence, performance of the independent auditors and the extent to which the independent auditors may be retained to perform non-audit services.

For the year ended December 31, 2020, GAN’s independent audit firm was BDO, LLP. The Audit Committee has reviewed and discussed with management and BDO, LLP the audited consolidated financial statements in GAN’s annual report on Form 10-K for the year ended December 31, 2020. The Audit Committee has also discussed with BDO, LLP matters required to be discussed by the Public Company Accounting Oversight Board and the SEC.

The Audit Committee has received the written disclosures and the letter from BDO, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding BDO, LLP’s communications with the Audit Committee concerning independence, and has discussed with BDO, LLP its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements discussed above be included in GAN’s annual report on Form 10-K for the year ended December 31, 2020 for filing with the SEC.

Submitted by the Audit Committee:

David Goldberg, Chair Seamus McGill Michael Smurfit Jr.

* The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language therein.

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Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth certain information known to us regarding beneficial ownership of our ordinary shares outstanding as of May 21, 2021 for:

●	each person, or group of affiliated persons, who is known by us to be the beneficial owner of 5% or more of our outstanding ordinary shares;

●	each of our directors;

●	each of our Named Executive Officers; and

●	all of our current directors and executive officers as a group.

Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o GAN Limited, 400 Spectrum Center Drive, Suite 1900, Irvine, CA 92618. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of ordinary stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 42,008,626 ordinary shares deemed to be outstanding as of May 21, 2021. In accordance with the SEC rules, when computing the number of shares of ordinary stock beneficially owned and the percentage ownership of a person, we include the ordinary shares subject to options held by that person that are exercisable or will become exercisable within 60 days of May 21, 2021, but we do not include those ordinary shares underlying options when computing the percentage ownership of any other person.

Name of Beneficial Owner	Shares Beneficially Owned		Percent of Shares Beneficially Owned
5% or Greater Shareholders
Dermot S. Smurfit	2,630,432	(1)	6.15%

Directors, Nominees and Named Executive Officers
Dermot S. Smurfit	2,630,432	(1)	6.15%
Seamus McGill	255,568	(2)	*
Michael Smurfit Jr.	469,239	(3)	1.11%
David Goldberg	183,647	(4)	*
Karen Flores	137,500	(5)	*
Todd McTavish	50,000	(6)	*
All directors and executive officers as a group (9 persons)	3,996,802	(7)	9.14%

*	Represents less than 1%.

(1)

Includes 749,000 shares of common shares issuable upon the exercise of options exercisable within 60 days of May 21, 2021 as well as 48,070 shares granted pursuant to a restricted stock award, some or all of such shares which would be forfeited if certain conditions precedent (including continued service) are not met.

(2)

Includes 200,000 shares of common shares issuable upon the exercise of options exercisable within 60 days of May 21, 2021 as well as 33,246 shares granted pursuant to a restricted stock award, some or all of such shares which would be forfeited if certain conditions precedent (including continued service) are not met.

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(3)

Includes 175,000 shares of common shares issuable upon the exercise of options exercisable within 60 days of May 21, 2021 as well as 12,196 shares granted pursuant to a restricted stock award, some or all of such shares which would be forfeited if certain conditions precedent (including continued service) are not met.

(4)

Includes 150,000 shares of common shares issuable upon the exercise of options exercisable within 60 days of May 21, 2021 as well as 15,705 shares granted pursuant to a restricted stock award, some or all of such shares which would be forfeited if certain conditions precedent (including continued service) are not met.

(5)	Includes 137,500 shares of common shares issuable upon the exercise of options exercisable within 60 days of May 21, 2021.

(6)	Includes 50,000 shares of common shares issuable upon the exercise of options exercisable within 60 days of May 21, 2021.

(7)

Includes 1,731,916 shares of common shares issuable upon the exercise of options exercisable within 60 days of May 21, 2021 as well as 109,217 shares granted pursuant to a restricted stock award, some or all of such shares which would be forfeited if certain conditions precedent (including continued service) are not met.

Delinquent Section 16(A) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of GAN’s securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely upon a review of the copies of the forms furnished to GAN and information involving securities transactions of which GAN is aware, all of our officers, directors and holders of more than 10% of the outstanding securities of GAN complied with the filing requirements pursuant to Section 16(a) of the Exchange Act with the exception of late Form 4 filings by (i) each of Messrs. Berman, Knock, McTavish, Ryan and Smurfit and Ms. Flores with respect to a stock option received by each such reporting person under the 2020 Plan on February 26, 2021, and (ii) each of Messrs. Goldberg, McGill, and Smurfit Jr., with respect to a restricted stock award received by each such reporting person under the 2020 Plan on March 9, 2021. The late Form 4 filings were all filed on March 29, 2021.

Equity Compensation Plan Information

We have one active equity compensation plan, the GAN Limited 2020 Equity Incentive Plan (the “2020 Plan”). The 2020 Plan provides for the grant of stock options (incentive and non-qualified), stock awards (including RSUs), stock appreciation rights and cash awards.

We initially reserved an aggregate 4,400,000 ordinary shares for issuance under our 2020 Plan, subject to an “evergreen” provision that increases the number of shares reserved under the 2020 Plan annually through 2029 by (a) a number of shares equal to 4% of the shares outstanding at the prior December 31, or (b) a lesser number determined by the Board of Directors. The shares reserved under the 2020 Plan are subject to adjustment for stock dividends, reorganizations, or other changes in our capital structure. Shares underlying any portion of an award that is cancelled, terminates, expires, or lapses for any reason are generally returned to the available pool under the 2020 Plan.

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The following table sets forth the number of ordinary shares subject to outstanding options, RSUs, warrants and other convertible securities into share rights, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of December 31, 2020.

Plan Category	(A) Number of Shares to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)	(B) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	(C) Number of Shares Remaining Available For Future Issuance Under Equity Incentive Plans (Excluding Shares Reflected in Column (A))(1)
Equity compensation plans approved by shareholders	3,061,859	8.06	1,244,461
Equity compensation plans not approved by shareholders	—	—	—
Total	3,061,859		1,244,461

(1)	Excludes 1,465,414 additional ordinary shares that became available for issuance pursuant to the evergreen provision on January 20, 2021.

Reducing Duplicate Mailings

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one Notice of Availability or, if you have requested printed copies, only one set of printed proxy materials is delivered to multiple shareholders sharing an address. If you are a shareholder sharing an address, you can request a separate Notice of Availability or copy of the proxy materials by contacting the Broadridge Householding Department by phone at 1-866-540-7095 or by mail to Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717. A separate copy will be promptly provided following receipt of your request, and you will receive separate materials in the future. If you currently share an address with another shareholder but are nonetheless receiving separate copies of the materials, you may request delivery of a single copy in the future by contacting the Broadridge Householding Department at the number or address shown above.

Additional Information

For further information about GAN, please refer to the 2020 Annual Report. The 2020 Annual Report is publicly available on the SEC’s website at www.sec.gov and on our website at www.gan.com. You may also obtain a copy by sending a written request to GAN Limited, 400 Spectrum Center Drive, Suite 1900, Irvine, CA 92618, Attention: Corporate Secretary.

By Order of the Board of Directors,

Todd McTavish Corporate Secretary

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EXHIBIT A

GAN LIMITED
EMPLOYEE STOCK PURCHASE PLAN

1.	Establishment and Purpose of Plan.

The Company has adopted this Plan to grant options for the purchase of the Company’s Shares to Eligible Employees of the Company and its Participating Corporations. In addition, the Plan authorizes the grant of options pursuant to Foreign Plans or sub-plans or special rules adopted by the Committee designed to achieve desired tax or other objectives in particular locations outside of the United States or to achieve other business objectives in the determination of the Committee, which arrangements shall not be required to comply with the requirements of Section 423 of the Code or all of the specific provisions of the Plan, including but not limited to terms relating to eligibility or Purchase Price.

The Company intends this Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments to or replacements of such Code Section 423), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein.

The purpose of this Plan is to provide Eligible Employees of the Company and Participating Corporations with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such Employees’ sense of participation in the affairs of the Company and Participating Corporations, and to provide an incentive for continued employment.

2.	Definitions.

(a)       “Board” means the Board of Directors of the Company, as constituted from time to time.

(b)       “Change in Control” means the consummation of any one or more of the following:

(i) Any person, including a group as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of stock of the Company with respect to which fifty percent (50%) or more of the total number of votes for the election of the Board may be cast; or

(ii) As a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, persons who were directors of the Company just prior to such event shall cease to constitute a majority of the Board; or

(iii) The consummation of a sale or other disposition of all or substantially all the assets of the Company;

(iv) A tender offer or exchange offer is made and consummated for the ownership of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding voting securities.

A transaction shall not constitute a Change in Control if its sole purpose is to change the jurisdiction of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions.

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(c)       “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

(d)       “Committee” means the Compensation Committee of the Board or such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board and as specified in Section 4 of this Plan.

(e)       “Company” means GAN Limited, a Bermuda exempted company limited by shares.

(f)       “Compensation” means all Form W-2 cash compensation, including, but not limited to, base salary, wages, bonuses, incentive compensation, commissions, overtime, shift premiums, plus draws against commissions; provided, however that Compensation shall not include any long term disability or workers compensation payments, car allowances, relocation payments or expense reimbursements and provided further that for purposes of determining a Participant’s Compensation, any election by such Participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the Participant did not make such election.

(g)       “Eligible Employee” means an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.

(h)       “Employee” means any individual who is an employee of the Company or a Participating Corporation. Whether an individual qualifies as an Employee shall be determined by the Committee, in its sole discretion. The Committee shall be guided by the provisions of Treasury Regulation Section 1.421-1 and Section 3401(c) of the Code and the Treasury Regulations thereunder, with the intent that the Plan cover all “employees” within the meaning of those provisions other than those who are not eligible to participate in the Plan; provided, however, that any determinations regarding whether an individual is an Employee shall be prospective only, unless otherwise determined by the Committee. Unless the Committee makes a contrary determination (except as otherwise provided in Section 13), the Employees of the Company shall, for all purposes of this Plan, be those individuals who are carried as employees of the Company or a Participating Corporation for regular payroll purposes.

(i)       “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j)       “Fair Market Value” means the market price of a Share, determined by the Committee as follows:

(i)       If the Shares were traded on a stock exchange (such as the NYSE, NYSE Amex, the NASDAQ Global Market or NASDAQ Capital Market) at the time of determination, then the Fair Market Value shall be equal to the regular session closing price for such stock as reported by such exchange (or the exchange or market with the greatest volume of trading in the Shares) on the most recent trading date prior to the date of determination;

(ii)       If the Shares were traded on the OTC Bulletin Board at the time of determination, then the Fair Market Value shall be equal to the last-sale price reported by the OTC Bulletin Board on the most recent trading date prior to the for such date;

(iii)       If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith using a reasonable application of a reasonable valuation method as the Committee deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported by the applicable exchange or the OTC Bulletin Board, as applicable, or a nationally recognized publisher of stock prices or quotations (including an electronic on-line publication). Such determination shall be conclusive and binding on all persons.

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(k)       “First Purchase Period” means the first (and only) Purchase Period within the First Offering Period, established by the Committee under the Plan in accordance with Section 6.

(l)       “First Offering Date” means the Offering Date for the First Offering Period.

(m)       “First Offering Period” means the first Offering Period established by the Committee under the Plan in accordance with Section 6.

(n)       “Foreign Plan” means a substantially similar plan as this Plan for Employees resident outside the United States which the Board or the Committee may implement at such time as it deems necessary. Unless otherwise expressed in a Foreign Plan or as required by applicable laws, each Foreign Plan shall be a sub-plan of this Plan and not a separate plan.

(o)       “Maximum Share Amount” means the maximum aggregate number of Shares which may be purchased by any Employee during any single Offering Period, as specified by the Committee, in its sole discretion.

(p)       “New Exercise Date” means a new Purchase Date if the Committee shortens any Offering Period then in progress.

(q)       “Notice Period” means the period that is within two (2) years from the Offering Date or within one (1) year from the Purchase Date during which Shares were purchased pursuant to this Plan.

(r)       “Offering Period” means a period, established by the Committee in accordance with Section 6, during which an offering of Shares pursuant to the Plan is outstanding. For purposes of this Plan, the Committee may designate separate Offering Periods under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more of the Company or any Participating Corporations may participate, even if the dates of the applicable Offering Periods are identical.

(s)       “Offering Date” means the first Trading Day of each Offering Period.

(t)       “Parent” means a “parent corporation” as defined in Section 424(e) of the Code.

(u)       “Participant” means an Eligible Employee who has become a Participant in an Offering Period in accordance with Section 7 and remains a Participant in accordance with the Plan.

(v)       “Participating Corporation” is a Parent or Subsidiary that the Board or Committee in its discretion designates from time to time as a corporation that shall participate in this Plan.

(w)       “Plan” means this GAN Limited Employee Stock Purchase Plan as it may be amended from time to time.

(x)       “Purchase Date” means, for any Offering Period, the last Trading Day of each Purchase Period occurring within such Offering Period.

(y)       “Purchase Period” means a period, established by the Committee in accordance with Section 6, included within an Offering Period. If the Committee determines that there will only be one Purchase Period within an Offering Period then such Purchase Period shall have the same beginning and ending dates as that Offering Period.

(z)       “Purchase Price” means the price at which a Share may be purchased under the Plan, as determined in accordance with Section 9.

(aa)     “SEC” means the Securities and Exchange Commission.

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(bb)     “Securities Act” means the Securities Act of 1933, as amended.

(cc)     “Share” means one ordinary share of the Company, par value of $0.01, and any other securities into which such shares are changed, for which such shares are exchanged or which may be issued in respect thereof.

(dd)     “Share Limit” means the total number of Shares reserved and available for issuance pursuant to this Plan as specified in Section 3 of this Plan, subject to adjustments effected in accordance with Section 15 of this Plan.

(ee)     “Subsidiary” means a “subsidiary corporation” as defined in Section 424(f) of the Code.

(ff)     “Successor Company” means the surviving company, the successor company, the acquiring company or its parent, as applicable, in connection with a Change in Control.

(gg)    “Trading Day” means any day on which the exchange(s) or market(s) on which Shares are listed is open for trading.

3.	Number of Shares.

The Share Limit shall be 300,000 Shares, subject to adjustments effected in accordance with Section 15 of this Plan. The Board or the Committee may at such time as it deems necessary implement a Foreign Plan or a sub-plan, in which case the Share Limit shall be reduced by the number of Shares issued under the Foreign Plan or sub-plan. Shares issued under this Plan may consist, in whole or in part, of authorized and unissued Shares or treasury shares reacquired in private transactions or open market purchases, but all Shares issued under this Plan and a Foreign Plan or a sub-plan shall be counted against the Share Limit.

Subject to adjustment as provided in Section 15, the Share Limit shall be increased on February 1, 2022 and on each subsequent February 1 through and including February 1, 2030, by a number of Shares (the “Annual Increase”) equal to the lesser of (i) 0.25 percent of the number of Shares issued and outstanding on the immediately preceding December 31st, or (ii) 100,000 Shares, or (iii) an amount (which may be zero) determined by the Board or the Committee.

4.	Administration.

This Plan shall be administered by the Committee. Subject to the provisions of this Plan and the limitations of Section 423 of the Code, all questions of interpretation or application of this Plan shall be determined by the Committee and its decisions shall be final and binding upon all persons. The Committee’s decisions and determinations will be afforded the maximum deference provided by applicable law. Additionally, any inquiries regarding eligibility to participate in the Plan shall be directed to the Committee, whose decision shall be final and binding. Notwithstanding any provision to the contrary in this Plan, the Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the United States. Without limiting the generality of the foregoing, the Committee is specifically authorized to:

i.       determine eligibility to participate in the Plan

ii.       determine the Participating Corporations, Offering Periods, Purchase Periods, Purchase Price and any discount from the Fair Market Value in setting the Purchase Price;

iii.       determine the minimum and maximum rate of payroll deductions accumulated for the Purchase Price of Shares;

iv.       limit the frequency and/or number of changes in the amount withheld during an Offering Period;

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v.       permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections;

vi.       establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation;

vii.       establish rules and procedures regarding the definition of Compensation, handling of payroll deductions, the submission of contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold payroll deductions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, and withholding procedures and handling of stock certificates which vary with local requirements; and

viii.       establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan.

Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration and carrying out of this Plan shall be paid by the Company.

To the maximum extent permitted by applicable law, each member of the Committee, or of the Board, or any persons who are delegated by the Board or Committee to perform administrative functions in connection with the Plan, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Memorandum of Association or Bye-laws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

5.	Eligibility.

(a)       Any Employee of the Company or Participating Corporations who, together with any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code, owns stock or holds options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Corporations or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Corporations shall not be permitted to participate in any Offering Period under the Plan.

(b)       Subject to Section 5(a), any Employee of the Company or the Participating Corporations is eligible to participate in an Offering Period under this Plan except the following may be excluded by the Company with respect to any particular Offering Period:

i.	Employees who are not employed by the Company or a Participating Corporation prior to the beginning of such Offering Period or prior to such other time period as specified by the Committee;

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ii.	Employees who have been employed for less than two (2) years;

iii.	Employees who are customarily employed for twenty (20) hours or less per week;

iv.	Employees who are customarily employed for five (5) months or less in a calendar year;

v.	Highly compensated employees as defined in section 414(q) of the Code and within the limitations described in Treasury Regulation Section 1.423-2(e)(2)(ii); and

vi.	Employees who reside in countries for whom such Employees’ participation in the Plan would result in a violation under any applicable laws of such country of residence or if compliance with such other laws would cause the Plan (or any offering under the Plan) to violate the requirements of Code Section 423.

(c)       The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee or an Eligible Employee and the effective date of such individual’s attainment or termination of such status, as the case may be. For purposes of an individual’s participation in or other rights, if any, under the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(d)       Pursuant to Section 5(b)(ii) but subject to the Committee’s discretion to modify this requirement in the future, the Committee has determined that all Employees must have completed at least three months of continuous employment before becoming eligible to participate in the Plan. For avoidance of doubt, such employment requirement must have been satisfied before an Offering Date in order for an Employee to participate in the applicable Offering Period.

6.	Offering Dates.

Except as otherwise provided below, an Offering Period shall be of a three (3) month duration commencing on or about April, July, October and January of each year, respectively (or at such other time or times as may be determined by the Board or the Committee), or such other duration as the Committee shall determine. Within each Offering Period, there may be one or more consecutive Purchase Periods each of such number and duration as may be determined by the Board or the Committee and which shall cover the entire duration of the Offering Period. Notwithstanding the foregoing, unless the Committee determines otherwise, the First Offering Period and First Purchase Period shall each commence on April 1, 2021 and the First Offering Period and First Purchase Period shall each end on July 1, 2021. The Committee shall have the power to establish additional or alternative sequential or overlapping Offering Periods, a different duration for one or more Offering Periods or Purchase Periods, or different Offering Dates and Purchase Dates without shareholder approval if such change is implemented prior to the relevant Offering Period or Purchase Period (as applicable) or prior to such other time period as specified by the Committee. Notwithstanding anything to the contrary, the duration of any Offering Period shall not exceed twenty-seven (27) months.

7.	Participation in this Plan.

(a)       Eligible Employees may become Participants in an Offering Period under this Plan on the Offering Date, after satisfying the eligibility requirements, by delivering a subscription agreement to the Company prior to such Offering Date, or such other time period as specified by the Committee. Enrollment will become effective upon the first day of an Offering Period. An Eligible Employee who does not deliver a subscription agreement to the Company after becoming eligible to participate in an Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such Employee enrolls in this Plan by delivering a subscription agreement with the Company prior to such Offering Period, or such other time period as specified by the Committee. Once an Employee becomes a Participant in an Offering Period, such Employee shall automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the Employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 12 below. Such Participant is not required to file any additional subscription agreement in order to continue participation in this Plan.

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(b)       To the extent permitted by applicable laws or as otherwise provided by the Committee, if the Fair Market Value of a Share on any Offering Date is less than the Fair Market Value of a Share for the immediately preceding Offering Period’s Offering Date, then all Participants in the immediately preceding Offering Period shall, after purchasing Shares on the applicable Purchase Date for such immediately preceding Offering Period, be automatically enrolled in the immediately following Offering Period (and removed from the immediately preceding Offering Period).

8.	Grant of Option on Enrollment.

Enrollment by an Eligible Employee in this Plan with respect to an Offering Period shall constitute the grant (as of the Offering Date) by the Company to such Employee of an option to purchase on the Purchase Date up to that whole number of Shares determined by a fraction, the numerator of which is the amount accumulated in such Employee’s payroll deduction account during such Purchase Period and the denominator of which is the per share Purchase Price provided under Section 9. The number of Shares subject to any option granted pursuant to this Plan shall not exceed the lesser of the purchase limits specified in Sections 11(a), 11(b) and 11(c) below. Notwithstanding the foregoing, in the event of a change in generally accepted accounting principles which would adversely affect the accounting treatment applicable to any current Offering Period, the Committee may make such changes to the number of Shares purchased at the end of the Purchase Period or the Purchase Price paid as are allowable under generally accepted accounting principles and as it deems necessary in the sole discretion of the Committee to avoid or minimize adverse accounting consequences.

9.	Purchase Price.

The Purchase Price per Share at which a Share shall be sold in any Purchase Period shall be established by the Committee; provided, however, that the Purchase Price on each Purchase Date shall not be less than eighty-five percent (85%) of the lesser of the Fair Market Value of a Share on the (i) Offering Date or (ii) Purchase Date (but in no event less than the par value of a Share). Unless otherwise provided by the Committee, the Purchase Price for each Purchase Period shall be eighty-five percent (85%) of the lesser of the Fair Market Value of a Share on the (i) Offering Date or (ii) Purchase Date (but in no event less than the par value of a Share).

10.	Payment Of Purchase Price; Changes In Payroll Deductions; Issuance Of Shares.

(a)       The Purchase Price of the Shares will be paid by accumulated regular payroll deductions made by a Participant during each Purchase Period. Payroll deductions are made as a percentage of the Participant’s Compensation in one percent (1%) increments, not less than one percent (1%), nor greater than fifteen percent (15%), or such lower limit set by the Committee. Except as otherwise provided in this Plan, payroll deductions shall commence on the first payday of the Offering Period and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

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(b)       A Participant may increase or decrease the rate of payroll deductions during an Offering Period (but not below one percent (1%) of Compensation or not above any maximum percentage of Compensation established by the Committee, which limits may be subsequently changed by the Committee in its sole discretion) by filing with the Company a new authorization for payroll deductions, in which case the new rate shall become effective for the next full payroll period commencing five (5) business days after the Company’s receipt of the authorization (unless the Company, in its sole discretion, elects to process a given change in payroll deduction rate more quickly) and shall continue for the remainder of the Offering Period unless changed as described below. Such increase or decrease in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one (1) change to increase and one (1) change to decrease deductions may be made effective during any Offering Period; provided however that a change to decrease payroll deductions to zero shall be governed by Section 10(d) below. A Participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Company a new authorization for payroll deductions prior to the beginning of such Offering Period, or such other time period as specified by the Committee. If a Participant has not followed such procedures to change the rate of payroll deductions, the rate of his or her payroll deductions will continue at the originally elected rate throughout the Offering Period and future Offering Periods (unless correctly changed as provided in this Section 10(b) or terminated as provided in Section 12).

(c)       Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 11(a), the Committee may decrease a Participant’s payroll deductions to zero percent (0%) at any time during a Purchase Period. Subject to Section 423(b)(8) of the Code and Section 11(a), payroll deductions which have been decreased to zero percent (0%) pursuant to this Section 10(c) will recommence at the rate originally elected by the Participant effective as of the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 12.

(d)       A Participant may reduce his or her payroll deduction percentage to zero during an Offering Period by filing with the Company a request for cessation of payroll deductions. Such reduction shall become effective for the next full payroll period commencing five (5) business days after the Company’s receipt of the request and no further payroll deductions shall be made for the duration of the Offering Period. Payroll deductions credited to the Participant’s account prior to the effective date of the request shall be used to purchase Shares in accordance with Section 10(f) below. A Participant may not resume making payroll deductions during the Offering Period in which he or she reduced his or her payroll deductions to zero.

(e)       All payroll deductions made for a Participant are credited to his or her account under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions, except as may be required by applicable law, as determined by the Committee, and if so required by the laws of a particular jurisdiction. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

(f)       On each Purchase Date, for so long as this Plan remains in effect and provided that the Participant has not submitted a signed and completed withdrawal form before that date (which notifies the Company that the Participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the Participant, as of that date returned to the Participant), the Company shall apply the funds then in the Participant’s account to the purchase of whole Shares reserved under the option granted to such Participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The Purchase Price per Share shall be as specified in Section 9 of this Plan. Any amount remaining in a Participant’s account on a Purchase Date which is less than the amount necessary to purchase a full Share shall be carried forward, without interest, into the next Purchase Period, as the case may be. In the event that this Plan has been oversubscribed, all funds not used to purchase Shares on the Purchase Date shall be returned to the Participant, without interest. No Shares shall be purchased on a Purchase Date on behalf of any Employee whose participation in this Plan has terminated prior to such Purchase Date.

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(g)       As soon as reasonably practicable after the Purchase Date, the Company will arrange the delivery to each Participant of the Shares purchased upon exercise of his or her option in a form determined by the Committee (in its sole discretion) and pursuant to rules established by the Committee. The Company may permit or require that the Shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that the Shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such Shares.

(h)       During a Participant’s lifetime, his or her option to purchase Shares hereunder is exercisable only by him or her. The Participant shall have no interest or voting, dividend or other shareholder rights with respect to the Shares covered by his or her option until such option has been exercised and the Shares underlying such option have been delivered to the Participant.

11.	Limitations on Shares to be Purchased.

(a)       No Participant shall be permitted to purchase stock under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Parent or Subsidiary, exceeds $25,000 in Fair Market Value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which such option is outstanding at any time. The Company shall automatically suspend the payroll deductions of any Participant as necessary to enforce such limit provided that when the Company automatically resumes such payroll deductions, the Company must apply the rate in effect immediately prior to such suspension.

(b)       No Participant shall be permitted to purchase on a Purchase Date an amount of Shares that would cause the Maximum Share Amount for the applicable Offering Period to be exceeded by such Participant and the number of Shares that the Participant can purchase shall be limited solely to the extent necessary so that the Maximum Share Amount is not exceeded. Prior to the commencement of any Offering Period or prior to such time period as specified by the Committee, the Committee may, in its sole discretion, set a Maximum Share Amount or change the Maximum Share Amount. Unless the Committee provides otherwise, the Plan’s initial Maximum Share Amount for the First Offering Period shall equal 5,000 Shares. If a new Maximum Share Amount is set, then all Participants must be notified of such Maximum Share Amount prior to the commencement of the next Offering Period. The Maximum Share Amount shall continue to apply with respect to all succeeding Offering Periods unless revised by the Committee as set forth above.

(c)       If the number of Shares to be purchased on a Purchase Date by all Eligible Employees participating in this Plan exceeds the number of Shares then available for issuance under this Plan, then the Committee shall make a pro rata allocation of the remaining Shares in as uniform a manner as shall be reasonably practicable and as the Committee in its sole discretion shall determine to be equitable, and either continue all Offering Periods then in effect or terminate all Offering Periods then in effect pursuant to Section 27. In such event, the Company shall give written notice of such reduction of the number of Shares to be purchased under a Participant’s option to each Participant affected.

(d)       Any payroll deductions accumulated in a Participant’s account which are not used to purchase Shares due to the limitations in this Section 11 shall be returned to the Participant as soon as practicable after the end of the applicable Purchase Period, without interest.

12.	Withdrawal.

(a)       Each Participant may withdraw from an Offering Period under this Plan by signing and delivering to the Company a written notice to that effect on a form provided for such purpose. Such withdrawal may be elected at any time at least five (5) days prior to the end of an Offering Period, or such other time period as specified by the Committee.

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(b)       Upon withdrawal from this Plan, all of the accumulated payroll deductions shall be returned to the withdrawn Participant, without interest, and his or her interest in this Plan shall automatically terminate and no further payroll deductions for the purchase of Shares will be made for such Offering Period. In the event a Participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth in Section 7 above for initial participation in this Plan.

13.	Termination of Employment.

Termination of a Participant’s employment for any reason, including retirement, death or the failure of a Participant to remain an Eligible Employee of the Company or of a Participating Corporation, shall immediately terminate his or her participation in this Plan and the Participant’s option to purchase will automatically terminate. In such event, the payroll deductions credited to the Participant’s account shall be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 13, an Employee shall not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Corporation in the case of sick leave, military leave, or any other leave of absence approved by the Board or the Committee; provided, however that such leave is for a period of not more than three (3) months or reemployment upon the expiration of such leave is guaranteed by contract or statute.

14.	Return of Payroll Deductions.

In the event a Participant’s interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board or the Committee, the Company shall deliver to the Participant all payroll deductions credited to such Participant’s account. Except as may be required by applicable law, no interest shall accrue on the payroll deductions of a Participant in this Plan.

15.	Capital Changes.

Subject to any required action by the shareholders of the Company, the number and type of Shares covered by each option under this Plan which has not yet been exercised, the number and type of Shares which have been authorized for issuance under this Plan but have not yet been placed under option, and the Shares subject to the Annual Increase, the Share Limit and Maximum Share Amount, as well as the Purchase Price per Share covered by each option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of the Company resulting from a stock split or the payment of a stock dividend (but only on the Shares), any other increase or decrease in the number of issued and outstanding Shares effected without receipt of any consideration by the Company or other change in the corporate structure or capitalization affecting the Company’s Shares; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Committee, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

In the event of a proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by the Committee setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Committee. The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation. The Committee will notify each Participant in writing or electronically prior to the New Exercise Date, that the Purchase Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless the Participant has withdrawn from the Offering Period prior to the New Exercise Date as provided in Section 12.

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In the event of a merger or Change in Control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. However, in the event that the successor corporation refuses to assume or substitute for the Plan’s outstanding options, the Offering Periods with respect to which such options relate will be shortened by the Committee setting a New Exercise Date on which such Offering Period shall end. The New Exercise Date will occur before the date of the Company’s proposed merger or Change in Control. The Committee will notify each Participant in writing or electronically prior to the New Exercise Date, that the Purchase Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless the Participant has withdrawn from the Offering Period prior to the New Exercise Date as provided in Section 12.

16.	Taxes and Withholding.

Each Participant shall be responsible for payment of all individual tax liabilities arising under the Plan. The Shares purchased upon exercise of an option hereunder shall be considered for tax purposes to be sold to the Participant on the Purchase Date. At the time the option is exercised, in whole or in part, or at the time some or all of the Shares issued under the Plan is disposed of, the Participant must make adequate provision for the Company’s or Participating Corporation’s federal, state, or any other tax liability payable to any authority, national insurance, social security or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Shares. At any time, the Company or the Participating Corporation may, but will not be obligated to, withhold from the Participant’s Compensation or Shares issued to a Participant in the amount necessary for the Company or the Participating Corporation to meet applicable withholding obligations, including any withholding required to make available to the Company or the Participating Corporation any tax deductions or benefits attributable to sale or early disposition of Shares by the Participant.

17.	Nonassignability.

Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive Shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by the laws of descent and distribution or as provided in Section 24) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect, except that the Company may treat such an act as an election to withdraw from an Offering Period in accordance with Section 12.

18.	Reports.

Individual accounts shall be maintained for each Participant in this Plan. Each Participant shall be delivered, at least annually, a report of his or her account setting forth the total payroll deductions accumulated, the number of Shares purchased, the per Share price thereof and the remaining cash balance, if any.

19.	Notice of Disposition.

Each Participant shall notify the Company in writing if the Participant disposes of any of the Shares purchased in a Purchase Period pursuant to this Plan if such disposition occurs within the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing Shares acquired pursuant to this Plan requesting the Company’s transfer agent to notify the Company of any transfer of the Shares. The obligation of the Participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

20.	No Rights to Continued Employment.

Neither this Plan nor the grant of any option hereunder shall confer any right on any Employee to remain in the employ of the Company or any Participating Corporation, or restrict the right of the Company or any Participating Corporation to terminate such Employee’s employment.

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21.	Equal Rights and Privileges.

All Eligible Employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 of the Code shall, without further act or amendment by the Company, the Committee or the Board, be reformed to comply with the requirements of Section 423 of the Code. Except as otherwise provided in Section 29 regarding Foreign Plans and sub-plans, this Section 21 shall take precedence over all other provisions in this Plan.

22.	Notices.

All notices or other communications by a Participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

23.	Term; Shareholder Approval.

This Plan was adopted by the Board on December 3, 2020 and Company shareholder approval was obtained in 2021 (and before December 3, 2021). This Plan became effective on April 1, 2021 and shall continue until the earliest to occur of (a) termination of this Plan by the Board or the Committee (which termination may be effected by the Board or the Committee at any time), (b) issuance of all of the Shares reserved for issuance under this Plan, or (c) December 1, 2030.

24.	Designation of Beneficiary.

(a)       A Participant may file a written designation of a beneficiary who is to receive any Shares and cash, if any, from the Participant’s account under this Plan in the event of such Participant’s death subsequent to the end of a Purchase Period but prior to delivery to him of such Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under this Plan in the event of such Participant’s death prior to a Purchase Date.

(b)       Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such Participant’s death, the Company shall deliver such Shares or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

25.	Conditions Upon Issuance of Shares; Limitation on Sale of Shares.

No option granted under the Plan may be exercised to any extent unless the Shares to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, applicable state and foreign securities laws and the requirements of any stock exchange upon which the Shares may then be listed, subject to the approval of counsel for the Company with respect to such compliance. If on a Purchase Date, the Plan and the Shares reserved for the Plan are not so registered or in such compliance, options granted under the Plan which are not in material compliance shall not be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan and the Shares reserved for the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If, on the Purchase Date of any offering hereunder, as delayed to the maximum extent permissible, the Plan and the Shares reserved for the Plan are not registered or are not in such compliance, options granted under the Plan which are not in material compliance shall not be exercised and all payroll deductions accumulated during the Offering Period (reduced to the extent, if any, that such deductions have been used to acquire Shares) shall be returned to the Participants, without interest. The provisions of this Section 25 shall comply with the requirements of Section 423(b)(5) of the Code to the extent applicable.

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As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

26.	Applicable Law.

This Plan shall be construed in accordance with and governed by the laws of the state of New York, but without regard to its conflict of law provisions. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Participants are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the Borough of Manhattan, State of New York to resolve any and all issues that may arise out of or relate to the Plan.

27.	Amendment or Termination.

(a)       The Board or the Committee may at any time amend, terminate or extend the term of this Plan, except that any such termination cannot affect options previously granted under this Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any Participant, nor may any amendment be made without approval of the shareholders of the Company within twelve (12) months of the adoption of such amendment (or earlier if required by Section 23) if such amendment would:

i.	increase the number of Shares or change the type of Shares that may be issued under this Plan;

ii.	expand the designation of the Employees (or class of Employees) eligible for participation in this Plan; or

iii.	otherwise require shareholder approval under applicable law or the requirements of any stock exchange or consolidated listing system on which the Company’s stock is then listed.

(b)       Notwithstanding the foregoing, the Board or the Committee may make such amendments to the Plan as the Board or the Committee determines to be advisable and which do not cause unfavorable accounting treatment, including termination of or changes with respect to current Offering Periods, if the continuation of the Plan or any Offering Period would result in financial accounting treatment for the Plan that is different from the financial accounting treatment in effect on the date this Plan is adopted by the Board.

28.	Rule 16b-3.

Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended. If any provision of the Plan or action by the Board or the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Board or the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated herein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan.

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29.	Foreign Plans and Sub-Plans.

The Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt Foreign Plans or sub-plans and rules and procedures regarding handling of payroll deductions or other contributions by Participants, payment of interest, conversion of local currency, data privacy security, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements; however, if such varying provisions are not in accordance with the provisions of Section 423(b) of the Code, including but not limited to the requirement of Section 423(b)(5) of the Code that all options granted under the Plan shall have the same rights and privileges unless otherwise provided under the Code and the regulations promulgated thereunder, then the individuals affected by such varying provisions shall be deemed to be participating under a separate sub-plan and not in the Plan. The Committee may also adopt sub-plans applicable to particular Subsidiaries or locations, and any such Foreign Plans or sub-plans may be designed to be outside the scope of Code section 423. The rules of any such Foreign Plans or sub-plans may take precedence over other provisions of this Plan, with the exception of Section 3, but unless otherwise superseded by the terms of such Foreign Plan or sub-plan, the provisions of this Plan shall govern the operation of such plans. If payroll deductions are not permitted in a jurisdiction, Participants in that jurisdiction may contribute via check or pursuant to another method approved by the Committee. The Committee shall not be required to obtain the approval of the Company’s shareholders prior to the adoption, amendment or termination of any Foreign Plan or sub-plan unless required by the laws of the foreign jurisdiction in which Employees participating in the applicable plan are located.

30.	Successor Provisions.

Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the effective date of this Plan and including any successor provisions.

To record the approval of this Plan by the Board, the Company has caused its duly authorized officer to execute this Plan on behalf of the Company.

GAN Limited

By:	/s/ Dermot S. Smurfit
Name:	Dermot S. Smurfit
Title:	Chief Executive Officer

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